Exhibit 10.28


                            UNSECURED PROMISSORY NOTE

                                                      San Francisco, California
                                                               January 21, 2000
                                                                    Page 1 of 4


     FOR VALUE RECEIVED, the undersigned, BoysToys.com, Inc., a Delaware corporation (hereinafter called "Maker"), promises to pay to the order of Lewis Chin with principal address at 17 Jacqueline Court, Daily City, California 94014(together with all subsequent holders of this Note, hereinafter called "Payee"), or at such other place as Payee may from time to time designate in writing, the principal sum of the amount that may be loaned to Payee hereby which amount shall be One Hundred Thousand Dollars ($100,000), together with interest thereon calculated on a daily basis (based, at Payee's option, on 360-day or 365/366-day years) from the date hereof on the principal balance from time to time outstanding (the "Principal Amount") as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

     A. Interest shall accrue on the Principal Amount and in lieu of all amounts that payable as interest, the Company shall, on March 24, 2000 (the "Maturity Date"), pay and deliver to Payee a stock certificate representing fifty thousand (50,000) shares of the common stock (par value $0.01) of Maker (the "Interest"). Said stock certificate shall be impressed with a restricted securities legend in accordance with the Securities Act of 1933.

     B. If not earlier due and payable, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on the Maturity Date.

     C. Maker agrees that, on or before the Maturity Date, to repay the Principal amount of this Note by assigning to Payee all of the proceeds of certain loan proceeds received by Maker from certain equipment loans.

     If any payment required under this Note is not paid within fifteen
(15) days after the date such payment is due, then, at the option of Payee, Maker shall pay a "late charge" equal to two percent (2%) of the amount of that payment to compensate Payee for administrative expenses and other costs of delinquent payments. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Payee.

     All payments on this Note shall be applied in such manner as Payee elects, and may be applied first to the payment of any costs, penalties, late charges, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

     At the option of Payee, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice upon the failure to pay any sum due and owing hereunder as provided herein or upon the occurrence of any Event of Default in any of the Loan Documents.

     The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

          (a) Any failure to pay any principal or interest or any other amount due in connection with this Note when the same shall become due and payable.

          (b) Any failure or neglect to perform or observe any of the terms, provisions, or covenants of any of the Loan Documents or any other document or instrument executed or delivered in connection with the Note, and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of fifteen (15) days after notice thereof to Maker.

          (c) Any warranty, representation or statement contained in any of the Loan Documents or any other document or instrument executed or delivered in connection with this Note, or made or furnished by or on behalf of Maker, that shall be or shall prove to have been false when made or furnished.

          (d) The filing by Maker, any endorser of the Note or any guarantor of this Note (or against Maker or such endorser or guarantor in which Maker or such endorser or guarantor acquiesces or which is not dismissed within forty-five (45) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar stature now or hereafter in effect; the entry of an order for relief under such laws with respect to Maker or such endorser or guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Maker or such endorser or guarantor.

          (e) The insolvency of Maker, any endorser of the Note or any guarantor of this Note; or the execution by Maker or such endorser or guarantor of an assignment for the benefit of creditors; or the convening by Maker or such endorser or guarantor of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Maker or such endorser or guarantor to pay its debts as they mature; or if Maker or such endorser or guarantor is generally not paying its debts as they mature.

          (f) The admission in writing by Maker, any endorser of the Note or any guarantor of this Note that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

          (g) The death or incapacity of Maker, any endorser of the Note or any guarantor of this Note, if an individual, or the liquidation, termination or dissolution of Maker or any such endorser or guarantor, if a corporation, partnership or joint venture.

          (h) The occurrence of any Event of Default under any of the Loan Documents or any other document or instrument executed or delivered in connection with this Note; and not otherwise specifically described in other provisions of this Note.

          (i) The occurrence of any adverse change in the financial condition of Maker that Payee, in its reasonable discretion, deems material, or if Payee in good faith shall believe that the prospect of payment or performance of the Note is impaired.

     Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note. All such costs and expenses shall be secured by the Loan Documents. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgement obtained by Payee.

    Upon the occurrence of an Event of Default under this Note or in any of the other Loan Documents, Payee may proceed against any collateral securing this Note or proceed against the undersigned in such order and manner as Payee, in its sole discretion, shall determine, provided that under no circumstance shall Payee be obligated to proceed against any collateral or against the undersigned for collection of any sums due hereunder.

    Failure of Payee to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of the continuance of any existing default after demand for strict performance hereof.

     Maker, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, (c) consent that Payee may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person, and (d) agree that Payee may set off at any time any sums or property owed to any of them by Payee.

     No provision of this Note is intended to or shall require or permit Payee, directly or indirectly, to take, collect or receive in money, goods or in any other form, any interest (including amount deemed by law to be interest) in excess of the maximum rate of interest permitted by applicable law.

     If any amount due from or paid by Maker shall be determined by a court of competent jurisdiction to be interest in excess of such maximum rate, Maker shall not be obligated to pay such excess and, if paid, such excess shall be applied against the unpaid principal balance of this Note, or if and to the extent that this Note has been paid in full, such excess shall be remitted to Maker.

     This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee and its successors and assigns.

     All notices required or permitted in connection with this Note shall be given at the place and address as separately provided by each party to this Note.

     This Note shall be governed by and construed according to the laws of the State of Delaware as if this Note were executed and all actions were taken hereby in the State of Delaware.

     IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                       MAKER:

                                       BOYSTOYS.COM, INC.
                                       (a Delaware corporation)


                                       By:  /s/ Ralph M. Amato
                                            -------------------------
                                                Ralph M. Amato
                                                President & CEO


     Payee acknowledges and agrees that prior to execution and delivery of this Note to Payee, Payee:

     (i) is an Accredited Investor (as that term is defined under Rule 501 of Regulation D) and had and continues to have a pre-existing business relationship with Payee in that Payee is the landlord under the terms of that certain lease agreement between Payee and Maker wherein Maker (as Tenant) leases that certain real property located at 408-412 Broadway, San Francisco, California;

     (ii) received a copy of Maker's Form 10-SB (as filed with the U.S. Securities and Exchange Commission;

     (iii) received a copy of Maker's audited financial statements for the years ending December 31, 1997 and December 31, 1998 together with unaudited financial statements as of September 30, 1999;

     (iv) understands that the Note and the Shares are restricted securities of a small public company whose common stock is traded only sporadically on the OTC Pink Sheets and there is no guarantee that the Shares can be sold in any liquid trading market; and

     (v) has read and understands that this Note and the Shares are subject to significant risks as identified in that Section of Form 10-SB titled as, "Factors That May Affect Future Results."


Agreement and acknowledgment:  /s/ Lewis Chin
                               ---------------
                                   Lewis Chin


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